EXHIBIT 99.1

   Vignette Revenue Growth Fuels Record Non-GAAP Profitability for
     Fourth Quarter 2004; License Revenue Grows 57% Sequentially;
               Total Revenue, Profit Exceed Expectations

    AUSTIN, Texas--(BUSINESS WIRE)--Jan. 20, 2005--Vignette Corporation (Nasdaq:VIGN) today announced financial results for the fourth quarter and fiscal year ended December 31, 2004. Total revenue for the fourth quarter was $48.8 million, up 15% from the prior quarter and up 25% from the fourth quarter of 2003, with license revenue representing $19.3 million of total revenue, an increase of 57% over the prior quarter and 19% over the fourth quarter of 2003. For the year ended December 31, 2004, total revenue was $177.9 million, with license revenue representing $63.2 million of total revenue.
    On a GAAP basis, Vignette's operating loss for the fourth quarter was $11.9 million while its net loss was $11.9 million or ($0.04) per share. Also on a GAAP basis, operating loss for the year totaled $54.3 million and the net loss for the year was $52.9 million or ($0.19) per share.
    On a non-GAAP basis, Vignette's operating profit for the quarter was $1.9 million and non-GAAP net income for the quarter was $2.1 million or $0.01 per share. The non-GAAP operating loss for the year was $13.1 million and the non-GAAP net loss for the year was $11.4 million or $(0.04) per share. Non-GAAP results exclude purchased in-process research and development, acquisition-related and other charges, amortization of deferred stock compensation and certain intangible assets, and one-time charges. One-time charges generally include business restructuring-related, investment and fixed asset impairment charges.
    "I am clearly proud of our fourth quarter performance," said Thomas E. Hogan, president and chief executive officer at Vignette. "We delivered a powerful triad: strong customer and industry validation for our business efficiency solutions, significant growth in license and total revenues both year-over-year and quarter to quarter, and responsibly managed operating expenses."

    Industry Recognition

    Vignette enters 2005 having received broad and widespread third-party industry praise for its products and corporate strategy during 2004. During the year, Vignette was recognized with at least eight industry awards for its product and corporate leadership and was consistently ranked as a leader in numerous industry analyst reports. In addition, several Vignette customers were recognized for successes achieved through leveraging Vignette solutions.
    During the fourth quarter, Vignette was included in the leader quadrant in Gartner Inc.'s 2004 Enterprise Content Management (ECM) Magic Quadrant. This listing follows Vignette's recent positioning in Gartner's leader quadrant of the 2004 Magic Quadrant for Horizontal Portal Products and the 2004 Magic Quadrant for the Smart Enterprise Suite. The report, issued Oct. 19, 2004, evaluates 22 ECM vendors that offer Document Management as a foundation. According to Gartner, "Leaders have the highest combined measures of Ability to Execute and Completeness of Vision. They're doing well and are prepared for the future with a clearly articulated vision for ECM. In a content management context, they have strong channel partners, a presence in multiple geographies, consistent financial performance, broad platform support, good customer support, and dominate in one or more technology or vertical markets. They have the ability to deliver a comprehensive ECM suite by owning all six core components and have proven enterprise scalability."
    Last week Vignette was ranked as a leader in META Group Inc.'s 2005 METAspectrum report for the enterprise portal market. This recognition of Vignette(R) Portal solutions, which include Vignette(R) Application Portal and Vignette(R) Builder, follows Vignette's recent positioning as a leader in the META Group METAspectrum reports for the Web content management market in both the North America and Europe, Middle East and Africa (EMEA) regions.
    Vignette(R) Business Collaboration Server was ranked second of eight products in Network Computing's comprehensive review of software for Web-based collaborative workspaces. The article says that Vignette Business Collaboration Server "provides full-featured workspaces at a good price," noting that its "tight integration with e-mail and LDAP and support for WebDAV make it an easy fit in any enterprise." Reviewers also found that the product provided users with the "best use of e-mail of any product in our roundup."

    Customers

    Vignette recognized orders from new and existing customers during the quarter including Arizona State University, Banco Mercantil S.A., Bridgestone Europe, Cajastur, Callaway Golf, Common Services Agency, Constellation Energy Group, Credit Lyonnais, Daimler Chrysler de Mexico S.A., Deloitte Touche Tohmatsu Services, Education Testing Service, Keenan & Associates, Office for Standards in Education (OFSTED), Societe Generale Asset Management, Telecom Italia Mobile, Terra Networks SA, T-Systems CDS GmbH, Vodafone UK LTD and Wyeth Europa Limited.

    Vignette Village 2004

    During October and November 2004, Vignette hosted its annual customer events, Vignette Village, at four venues in North America, Europe and Australia. The events attracted more than 1,000 customers, prospects, industry analysts, technology partners and systems integrators. During the customer conferences, Vignette updated participants on its product and corporate strategies, highlighting key developments that occurred during 2004 and outlining the company's direction for 2005 and beyond. Customers and industry luminaries gave testimonials detailing firsthand experience with Vignette's enterprise content management, portal, e-marketing and collaboration solutions and encouraged attending organizations to tap the potential of the enterprise Web and portal-based applications to generate competitive advantage and business efficiencies for their organizations.

    Conference Call Details

    Vignette will host a conference call and live webcast regarding its fourth quarter and fiscal year 2004 financial results on Thursday, January 20, 2005, at 8:00 a.m. EST. A press release associated with the announcement will be released approximately 30 minutes prior to the start of the conference call. To access the webcast, visit the Investor Relations section of Vignette's website.

    If you are not able to access the live webcast, dial-in information is as follows:

    Dial-in number: 612-288-0318
    Call title: Vignette Financial Results

    The webcast and conference call will be archived and available for replay from Thursday, January 20, 2005, at 11:30 a.m. EST to
Wednesday, January 26, 2005, at 12:59 a.m. EST. The replay information is as follows:

    Toll-free number: 800-475-6701
    International number: 320-365-3844
    Access code: 765103

    About Vignette Corporation

    Vignette's software and expertise help organizations harness the power of information and the Web for measurable improvements in business efficiency. As the efficiency experts, Vignette (Nasdaq:VIGN) helps organizations increase productivity, reduce costs, improve user experiences and manage risk. Vignette's intranet, extranet and Internet solutions incorporate portal, integration, enterprise content management and collaboration capabilities that can rapidly deliver unique advantages through an open, scalable and adaptable architecture that integrates with legacy systems. Vignette is headquartered in Austin, Texas, with local operations worldwide. Visit http://www.vignette.com/ to see how Vignette customers achieve measurable improvements in business efficiency and to find out why more companies prefer Vignette.

    FORWARD-LOOKING STATEMENTS

    This release may contain forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements included in this document are based upon information available to Vignette as of the date hereof, and Vignette assumes no obligation to update any such forward-looking statement.

    Vignette, the V Logo, e:fficiency, and e:fficiency experts are trademarks or registered trademarks of Vignette Corporation in the United States and other countries.

    NOTE TO EDITORS: In the terms "e:fficiency" and "e:fficiency experts," the "f's" are italicized. The font was changed for transmission purposes only.


                         VIGNETTE CORPORATION
                CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in thousands)

                                            December 31,  December 31,
                                                2004          2003
                                            ------------  ------------
                   ASSETS
 Current Assets:
   Cash, cash equivalents and short-term
    investments                                $164,363      $239,513
   Accounts receivable, net                      41,569        29,987
   Prepaid expenses & other current assets        5,424         6,425
                                            ------------  ------------

     Total current assets                       211,356       275,925

 Property and equipment, net                      9,764        16,671

   Investments -- other                          12,400        12,446
   Intangible assets, net                       169,818        58,324
   Other assets                                   2,118         2,750
                                            ------------  ------------
     Total assets                              $405,456      $366,116
                                            ============  ============

    LIABILITIES AND STOCKHOLDERS' EQUITY

 Current Liabilities:
   Accounts payable & accrued expenses          $42,155       $30,695
   Deferred revenue                              33,444        34,164
   Current portion of capital lease
    obligations                                      --            67
   Other current liabilities                      9,351         5,250
                                            ------------  ------------

     Total current liabilities                   84,950        70,176

 Deferred revenue, less current portion           3,356         1,303
 Long-term liabilities, less current portion     10,332        13,291
                                            ------------  ------------

     Total liabilities                           98,638        84,770
                                            ------------  ------------

 Stockholders' equity                           306,818       281,346
                                            ------------  ------------

     Total liabilities and stockholders'
      equity                                   $405,456      $366,116
                                            ============  ============


                         VIGNETTE CORPORATION
                CONSOLIDATED STATEMENTS OF OPERATIONS
                (In thousands, except per share data)

                                   Quarter Ended       Year Ended
                                    December 31,       December 31,
                                 ------------------ ------------------
                                   2004      2003     2004      2003
                                 --------- -------- --------- --------
                                    (Unaudited)
Revenue:
  Product license                 $19,309  $16,180   $63,152  $60,986
  Services                         29,512   23,013   114,775   97,328
                                 --------- -------- --------- --------

Total revenue                      48,821   39,193   177,927  158,314

Cost of revenue:
  Product license                   1,352      878     5,036    2,844
  Amortization of acquired
   technology                       2,538    1,050    10,115    3,450
  Services                         14,638    9,565    53,281   39,531
                                 --------- -------- --------- --------

Total cost of revenue              18,528   11,493    68,432   45,825
                                 --------- -------- --------- --------

Gross profit                       30,293   27,700   109,495  112,489

Operating expenses:
  Research and development          8,901    8,472    40,211   39,923
  Sales and marketing              17,775   17,033    74,489   68,160
  General and administrative        4,258    3,179    17,972   15,727
  Purchased in-process research
   and development,
   acquisition-related and other
   charges                            442    1,988     7,609    4,258
  Business restructuring charges    9,384  (12,676)   18,083  (14,687)
  Amortization of deferred stock
   compensation                        98      315       480    1,107
  Amortization of intangible
   assets                           1,346      472     4,919    1,965
                                 --------- -------- --------- --------

Total operating expenses           42,204   18,783   163,763  116,453
                                 --------- -------- --------- --------

Income (loss) from operations     (11,911)   8,917   (54,268)  (3,964)

Other income, net                     574    1,672     2,895    5,068
                                 --------- -------- --------- --------
Income (loss) before income
 taxes                            (11,337)  10,589   (51,373)   1,104

Provision for income taxes            596      287     1,482    1,137
                                 --------- -------- --------- --------

Net income (loss)                $(11,933) $10,302  $(52,855)    $(33)
                                 ========= ======== ========= ========

Basic and diluted net income
 (loss) per share                  $(0.04)   $0.04    $(0.19)  $(0.00)
                                 ========= ======== ========= ========
Shares used in computing
 net income (loss) per share:
  Basic                           289,200  255,410   283,812  253,100
  Diluted                         289,200  271,664   283,812  253,100


                         VIGNETTE CORPORATION
          CONSOLIDATED STATEMENTS OF OPERATIONS -- NON-GAAP
                (In thousands, except per share data)

                                  Quarter Ended        Year Ended
                                    December 31,       December 31,
                                ------------------- ------------------
                                   2004      2003     2004      2003
                                ---------- -------- --------- --------
                                    (Unaudited)
Revenue:
  Product license                 $19,309  $16,180   $63,152  $60,986
  Services                         29,512   23,013   114,775   97,328
                                ---------- -------- --------- --------

Total revenue                      48,821   39,193   177,927  158,314

Cost of revenue:
  Product license                   1,352      878     5,036    2,844
  Services                         14,638    9,565    53,281   39,531
                                ---------- -------- --------- --------

Total cost of revenue              15,990   10,443    58,317   42,375
                                ---------- -------- --------- --------

Non-GAAP gross profit(a)           32,831   28,750   119,610  115,939

Operating expenses:
  Research and development          8,901    8,472    40,211   39,923
  Sales and marketing              17,775   17,033    74,489   68,160
  General and administrative        4,258    3,179    17,972   15,727
                                ---------- -------- --------- --------

Total operating expenses           30,934   28,684   132,672  123,810
                                ---------- -------- --------- --------
Non-GAAP income (loss) from
 operations(a)(b)                   1,897       66   (13,062)  (7,871)

Other income, net(c)                  780    1,672     3,101    5,068
                                ---------- -------- --------- --------
Non-GAAP income (loss) before
 income taxes(a)(b)(c)              2,677    1,738    (9,961)  (2,803)

Provision for income taxes            596      287     1,482    1,137
                                ---------- -------- --------- --------
Non-GAAP net income
 (loss)(a)(b)(c)                   $2,081   $1,451  $(11,443) $(3,940)
                                ========== ======== ========= ========
Non-GAAP basic net income
 (loss) per share(a)(b)(c)          $0.01    $0.01    $(0.04)  $(0.02)
                                ========== ======== ========= ========

Shares used in computing
 non-GAAP net income (loss)
 per share:
  Basic                           289,200  255,410   283,812  253,100
  Diluted                         294,142  271,664   283,812  253,100


Supplemental Data(a)(b)(c):

(a) For the quarters ended December 31, 2004 and 2003, excludes amortization of technology acquired in the Tower Technology Inc. Epicentric Inc. and Intraspect Software Inc. business combinations ($2.5M and $1.1M, respectively). For the years ended December 31, 2004 and 2003, excludes amortization of technology acquired in the Tower Technology Inc., Epicentric Inc. and Intraspect Software Inc. business combinations ($10.1M and $3.5M, respectively).

(b) For the quarters ended December 31, 2004 and 2003, excludes: (1) purchased in-process research and development, acquisition-related and other charges ($0.4M and $2.0M, respectively); (2) business restructuring charges ($9.4M and ($12.7)M, respectively); (3) amortization of deferred stock compensation ($0.1M and $0.3M, respectively); and (4) amortization of intangible assets ($1.3M and $0.5M, respectively). For the years ended December 31, 2004 and 2003, excludes: (1) purchased in-process research and development, acquisition-related and other charges ($7.6M and $4.3M, respectively); (2) business restructuring charges ($18.1M and ($14.7)M, respectively); (3) amortization of deferred stock compensation ($0.5M and $1.1M, respectively); and (4) amortization of intangible assets ($4.9M and $2.0M, respectively).

(c) For the quarter and year ended December 31, 2004, excludes charges for the write-down of certain equity investments totaling $0.2 M.


    CONTACT: Vignette Corporation, Austin
             Investor:
             Charles Sansbury, 512-741-4400
             csansbury@vignette.com
              or
             Press:
             Alison Raffalovich, 512-741-1214
             alison.raffalovich@vignette.com
             or
             Jim Hahn, 512-741-4871
             jhahn@vignette.com